UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant X

Filed by a Party other than the Registrant __

Check the appropriate box:

__ Preliminary Proxy Statement                                                                                          __ Confidential, For Use by the Commission Only (as                                                                                                                                                          permitted by Rule 14a-6(e)(2))

X Definitive Proxy Statement

_ Definitive Additional Materials

_ Soliciting Material Under Rule 14a-12

WELLS FARGO FUNDS TRUST

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

IMPORTANT NOTICE: PLEASE COMPLETE THE

ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.

FOR YOUR CONVENIENCE, YOU MAY VOTE BY CALLING THE TOLL-FREE

NUMBER PRINTED ON YOUR PROXY BALLOT 24 HOURS A DAY.

IF YOU HAVE ANY QUESTIONS YOU MAY CALL

1-800-290-6424 TOLL-FREE FROM 8:00 A.M. TO 10:00 P.M. EASTERN TIME.

YOU ALSO MAY VOTE BY INTERNET AT WWW.PROXYVOTE.COM.

A CONFIRMATION OF YOUR TELEPHONE VOTE WILL BE MAILED TO YOU.

WELLS FARGO FUNDS TRUST

WELLS FARGO VARIABLE TRUST

525 Market Street

San Francisco, California 94105

January 4, 2002

Dear Valued Shareholder:

    I am pleased to invite you to special meetings of shareholders of Wells Fargo Funds Trust’s Asset Allocation Fund and Index Allocation Fund, and of Wells Fargo Variable Trust’s Asset Allocation Fund (the "Funds"), to be held at 10:00 a.m. and 10:30 a.m. (Pacific time) respectively, on March 8, 2002, in the Director’s Room at 525 Market Street, 10th Floor, San Francisco, California.

   At the meetings, you will be asked to approve a new investment sub-advisory agreement with Wells Capital Management Incorporated ("WCM") for your Fund. The Boards of Trustees unanimously selected WCM to replace Barclays Global Fund Advisors ("BGFA") as investment sub-adviser for each of the Funds because the Boards believe that WCM’s model-driven investment strategy offers the potential for better investment results than the model-driven investment strategy that is currently being used. In deciding to hire WCM, the Boards compared various features of the model strategies as well as the historical investment results of the Funds with those of other funds and accounts managed by WCM using its strategy. The Boards also found that WCM’s model-driven strategy compared favorably in terms of lower risk exposure, reduced transaction costs and improved tax efficiency.

    There will be no change in your Fund’s investment objective or, broadly speaking, the types of securities used to pursue that objective. There will be no increase in the capped operating expense limitations and shareholders of the Funds will not bear any of the expenses associated with this proxy solicitation.

The Boards of Trustees of Funds Trust and Variable Trust (the "Wells Fargo Funds") unanimously recommend that you vote to approve each investment sub-advisory agreement.

    The formal Notice of Special Meetings, a Proxy Statement and a Proxy Ballot are enclosed. The proposed new sub-advisory agreements and the reasons for the unanimous recommendation of the Boards of Trustees of the Wells Fargo Funds are discussed in more detail in the Proxy Statement, which you should read carefully. We encourage you to complete and mail your Proxy Ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your Proxy Ballot, or via the Internet at www.proxyvote.com.

    If you have any questions about this matter, please call your trust officer, investment professional, or Wells Fargo Funds Investor Services at 1-800-222-8222. If you have any questions about this proxy or the proposal, you also may call 1-800-290-6424.

Sincerely,

Michael J. Hogan, President

Wells Fargo Funds Trust

Wells Fargo Variable Trust

ASSET ALLOCATION FUND INDEX ALLOCATION FUND	ASSET ALLOCATION FUND
OF	OF
WELLS FARGO FUNDS TRUST 525 Market Street San Francisco, California 94105	WELLS FARGO VARIABLE TRUST 525 Market Street San Francisco, California 94105

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

SCHEDULED FOR MARCH 8, 2002

To Funds Trust Asset Allocation Fund and Index Allocation Fund Shareholders:

    A Special meeting of shareholders (the "Meeting") of the Asset Allocation Fund and Index Allocation Fund will be held at 10:00 a.m. (Pacific time) on March 8, 2002, in the Directors Room at 525 Market Street, 10th Floor, San Francisco, California, for the purpose of considering and voting upon the following:

1. Approval of a new investment sub-advisory agreement with Wells Capital Management                 Incorporated.

2. Such other business as may properly come before the Meeting or any adjournment(s).

Item 1 is described in the attached Proxy Statement.

To Variable Trust Asset Allocation Fund Shareholders:

    A Special meeting of shareholders (the "Meeting" or, together with the Funds Trust Meetings, the "Meetings") of the Variable Trust Asset Allocation Fund will be held at 10:30 a.m. (Pacific time) on March 8, 2002, in the Directors Room at 525 Market Street, 10th Floor, San Francisco, California, for the purpose of considering and voting upon the following:

1. Approval of a new investment sub-advisory agreement with Wells Capital Management Incorporated.

2. Such other business as may properly come before the Meeting or any adjournment(s).

Item 1 is described in the attached Proxy Statement.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU

VOTE IN FAVOR OF THE PROPOSALS

Shareholders of record as of the close of business on December 7, 2001 are entitled to notice of, and to vote at, the Meetings or any adjournment(s) thereof.

By Order of the Boards of Trustees,

                                        C. David Messman, Secretary

Wells Fargo Funds Trust

January 4, 2002                                               Wells Fargo Variable Trust

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

PROXY STATEMENT

SPECIAL MEETINGS OF SHAREHOLDERS

Dated January 4, 2002

WELLS FARGO FUNDS TRUST

WELLS FARGO VARIABLE TRUST

525 Market Street

San Francisco, California 94105

   This document is being furnished to shareholders of Wells Fargo Funds Trust’s Asset Allocation Fund and Index Allocation Fund and Wells Fargo Variable Trust’s Asset Allocation Fund (the "Funds"). It contains the information that shareholders of each Fund should know before voting on the proposal before them, and should be reviewed and retained for future reference. The shareholders of each Fund are being asked to vote on one proposal:

- To approve a new investment sub-advisory agreement with Wells Capital Management Incorporated ("WCM").

   It is expected that this Proxy Statement will be mailed to shareholders in early January 2002.

Overview

    At in-person meetings held on November 6, 2001, the Boards of Trustees (the "Boards") of Wells Fargo Funds Trust ("Funds Trust") and Wells Fargo Variable Trust ("Variable Trust" and, collectively, "Wells Fargo Funds") unanimously selected WCM to replace Barclays Global Fund Advisors ("BGFA") as sub-adviser and approved new investment sub-advisory agreements with WCM on behalf of the Funds. The Boards’ decisions were based primarily on their findings that WCM’s model-driven investment strategy offers the potential for better investment results than the model-driven investment strategy that is currently being used. In deciding to replace BGFA with WCM, the Boards compared various features of the model strategies as well as the historical investment results of the Funds with those of other funds of Wells Fargo Funds and other accounts managed by WCM using its model-driven investment strategy. The Boards also found that WCM’s model-driven strategy compared favorably in terms of historical investment risks (measured by volatility) and expected transaction costs and tax efficiency. Wells Fargo Funds Management ("Funds Management") will continue to serve as each Fund’s primary investment adviser. The Funds are required by the Investment Company Act of 1940 (the "1940 Act") to seek shareholder approval of the investment sub-advisory agreements with WCM (the "New Agreements").

Comparison of Model-Driven Strategies

    Each Fund is currently sub-advised by BGFA, which is responsible for the asset allocation investment model currently used by each Fund, and for investing Fund assets in accordance with the model’s allocation recommendations. The Asset Allocation Funds of Funds Trust and Variable Trust currently allocate assets among three asset classes - stocks, bonds and cash - applying a "normal" allocation of 60% stocks/40% bonds/0% cash. This is not a "target" allocation but rather a measure of the level of risk tolerance for the Funds. BGFA invests the portion of fund assets allocated to stocks in securities to replicate the S&P 500 Index, and invests the portion of Fund assets allocated to bonds in U.S. Treasury bonds to replicate the Lehman Brothers 20+ Year Treasury Index. The Index Allocation Fund similarly allocates its assets among stocks, bonds and cash, but its "normal" allocation is 100% stocks. A Fund’s assets are reallocated when the model’s recommended allocation shifts 5% or more from the Fund’s actual allocation.

    WCM is currently the investment sub-adviser for five other funds of Wells Fargo Funds that use model-driven asset allocation investment strategies to pursue their objectives. WCM also manages numerous other accounts using model-driven asset allocation investment strategies. Since the mid-1980s, WCM has been developing and refining its model-driven strategy. Based on detailed data regarding the prior performance of the funds and accounts that have used its strategy, WCM has demonstrated to the Boards’ satisfaction that its model and approach offer the potential for superior investment results and lower risk exposure when compared to BGFA’s model and approach.

    The WCM model is similar to the BGFA model in that both evaluate extensive economic and financial data to project the relative returns of each of the asset classes used, and then set appropriate target allocations based on such projected returns. Both models also use the S&P 500 Index for stock investments and the Lehman Brothers 20+ Treasury Bond Index for bond investments. The Funds will preserve their existing "normal" allocations.

    The WCM model and approach differ from the BGFA model and approach, however, in several significant ways. First, the WCM model allocates assets across only two asset classes - stocks and bonds - instead of three. Next, the WCM strategy identifies two significant thresholds in the relative projected returns of the two asset classes (that is, the likelihood that one asset class will outperform the other). Only when the relative projected returns achieve these significant thresholds will WCM reallocate assets across asset classes. In contrast, BGFA reallocates in 5% increments based on less compelling differences in relative projected returns. Third, WCM uses futures contract strategies to reallocate the Funds’ assets, rather than a combination of futures contracts and physically buying and selling portfolio securities to achieve the desired asset allocation mix.

    As a result of these differences, the WCM model-driven strategy produces fewer asset allocation shifts over time, and only when WCM believes the data supporting a shift is particularly compelling. Also, because the use of futures contract strategies involves no physical purchase or sale of stocks or bonds, the Funds should incur significantly reduced transaction costs, and should be able to manage their capital gain realization in a more tax-efficient fashion. Finally, the WCM model-driven investment strategy has historically achieved superior results with less risk (measured by price volatility). Because the types of securities purchased by the Funds will not change significantly, except for the elimination of any model allocation to cash, the Funds’ exposure to other risks (such as credit risk) will not change significantly. Based on these and other considerations that are described below, the Boards unanimously selected WCM as investment sub-adviser for each of the Funds and recommend that shareholders approve the New Agreements at the March 2002 Meetings.

Terms of the New Agreements

    Under the specific terms of the New Agreements, WCM would be responsible, subject to oversight by Funds Management as each Fund’s primary investment adviser, and by the Boards of Trustees of Wells Fargo Funds, for investing and reinvesting each Fund’s assets in a manner consistent with its investment objectives, policies and restrictions, and applicable federal and state law. For providing these services under the New Agreements, WCM would be entitled to receive a sub-advisory fee from the Funds as listed in the chart below. Funds Management would be solely responsible for paying this fee.

Funds Trust Fund	WCM’s Sub-Advisory Fee
Asset Allocation Fund	$ 0-1 billion 0.15% >$1 billion 0.10%
Index Allocation Fund	$ 0-1 billion 0.15% >$1 billion 0.10%
Variable Trust Fund	WCM’s Sub-Advisory Fee
Asset Allocation Fund	$ 0-1 billion 0.15% >$1 billion 0.10%

    The proposed sub-advisory fees are the same as those currently payable by Funds Management to BGFA, except that the asset breakpoint level would be $1 billion instead of the current $900 million. There will be no increase in advisory fees payable by the Funds as a result of the New Agreements. Indeed, as discussed below under Other Board Approvals Related to Shareholder Approval of the New Agreements, if shareholders approve the New Agreements, contractual advisory fees payable by the Funds Trust Funds under their agreements with Funds Management would actually decrease.

    Under the New Agreements, WCM also would be responsible for providing services related to the continuous investment program for the Funds, such as recordkeeping services, and would be obligated to comply with all the applicable rules and regulations of the SEC. The New Agreements also require WCM to submit certain reports to the Boards of Trustees or Funds Management both quarterly and upon request. The New Agreements also specify that WCM must use its best efforts to obtain for the Funds the most favorable price and execution available. In compliance with the federal securities laws and subject to reporting to the Boards of Trustees, WCM may cause a Fund to pay a broker who provides certain research and brokerage services an amount for a commission that exceeds the amount that another broker would charge, in recognition of the brokerage and research services provided. The New Agreements also provide that WCM may aggregate the orders of the Funds with those of other clients or accounts that WCM manages, provided that the aggregation will result in an overall economic benefit to such Fund and WCM complies with all applicable SEC pronouncements and interpretations regarding the aggregation of trades.

    If approved by shareholders of the Funds, each New Agreement will continue in effect for an initial term of two years from the date of shareholder approval. After the initial term, each New Agreement is renewable annually by vote of the Boards of Trustees. Each New Agreement may be terminated at any time without penalty by written notice of a Fund to WCM in the event that the Boards of Trustees or the shareholders vote to terminate it, or by WCM upon 60 days’ written notice. Consistent with the federal securities laws, each New Agreement also would terminate upon any "assignment" (as defined in the 1940 Act).

Board Consideration and Approval of the New Agreements

    At November 6, 2001 Board meetings, the Boards received detailed information concerning WCM’s experience, and the similarities and differences between the current agreements and model-driven strategy and the New Agreements and proposed strategy. They also were advised of the standards applicable under the 1940 Act in determining whether to approve the New Agreements. The information provided to the Boards included a summary of the significant differences between BGFA’s and WCM’s asset allocation methodologies, including the use of fewer asset classes, the revised threshold events triggering asset reallocations, and the use of futures positions to effect asset allocation changes. The Boards considered the potential transaction cost savings produced by having fewer reallocation events and by the reduction in physical securities transactions, and how the sub-advisory services proposed to be provided to the Funds by WCM are designed to positively impact each Fund’s performance. The Boards also compared the historical performance of the WCM-advised funds and other accounts and the performance of the BGFA-advised Funds. While noting that past performance is not indicative of future results, the Boards found that the historical performance of the WCM-advised funds and accounts was superior to that of the Funds and was achieved with lower price volatility risk.

    At these Board meetings, the Boards, including the Trustees who are "non-interested" as defined by the 1940 Act, unanimously approved the New Agreements. Specifically, the Boards determined that WCM’s experience and investment record using asset allocation methodologies in managing other funds of Wells Fargo Funds and other accounts, and the various features of the model and approach described above, should enable the Funds to pursue their objectives more effectively. The Boards recommended the approval of the New Agreements in part based on the fact that Fund shareholders would not bear any costs associated with the proxy solicitation, that the compensation payable under the New Agreements was fair and equitable, and that there would be no increase in advisory fees payable by the Funds. The Boards also noted the expected benefits of increased supervision and oversight by Funds Management, as the Funds’ primary investment adviser, in light of the affiliation between Funds Management and WCM.

Other Board Approvals Related to Shareholder Approval of the New Agreements

    If shareholders approve the new sub-advisory arrangements, the Funds will also implement new custody arrangements with Wells Fargo Bank Minnesota, N.A. ("WFB MN"). Custody services are currently provided to the Funds pursuant to "all in" arrangements with BGFA and its parent company, Barclays Global Investors, N.A., in connection with the provision of sub-advisory services by BGFA. Pursuant to the "all in" arrangements, the Funds do not currently pay a separate fee for custody services. The Boards have approved, contingent upon shareholder approval of WCM as sub-advisor for the Funds, WFB MN as the custodian for each Fund and a fee for its services at an annual rate of 0.02% of each Fund’s average daily net assets. Also, contingent on the approval of WCM as sub-adviser for the Funds Trust Funds, Funds Management has agreed to reduce its contractual fee for advisory services by 0.05%, from 0.80% to 0.75%. This advisory fee reduction has been approved by the Board of Funds Trust and does not require shareholder approval. The advisory fee rate of 0.55% for the Variable Trust Asset Allocation Fund will not change.

    As a result, if shareholders approve the new sub-advisory arrangements, the Funds Trust Funds will implement a new, lower, contractual advisory fee, and all Funds will implement new custody arrangements at a fee of 0.02%. The net effect of these fee changes for the Funds Trust Funds will be to reduce each Fund’s gross operating expenses by 0.03%. The net effect of these fee changes for the Variable Trust Fund will be to increase the Fund’s gross operating expenses by 0.02%.

    Each Fund’s expense ratios are currently limited by operating expense ratio caps. In all cases, however, the capped operating expense limitations remain unchanged, so the total fees and expenses actually paid by the Funds will not change as a result of the new sub-advisory and related arrangements. To see a comparison of each Fund’s current fees and expenses with pro forma fees and expenses that give effect to the proposals and related items discussed here, see Exhibit A to this Proxy Statement.

Other Information

    Additional information about WCM is presented at Exhibit B to this Proxy Statement. Additional information about BGFA is presented at Exhibit C to this Proxy Statement. Funds Management serves as each Fund’s investment adviser and administrator. Its address is 525 Market Street, San Francisco, California 94105. Stephens Inc. serves as each Fund’s principal underwriter. Its address is 111 Center Street, Little Rock, Arkansas 72201.

Additional information about the Funds is available in:

- The Prospectuses for the Funds;

- The Statement of Additional Information, or SAI, for the Funds; and

- The annual report to shareholders for the fiscal year ended September 30, 2001 and the most recent prospectus, dated February 1, 2001, for the Asset Allocation Fund and Index Allocation Fund of Funds Trust, and the annual report to shareholders for the fiscal year ended December 31, 2000, the semi-annual report to shareholders for the six-month period ended June 30, 2001, and the most recent prospectus, dated May 1, 2001, for the Asset Allocation Fund of Variable Trust, have previously been mailed to shareholders. All of these documents are on file with the Securities and Exchange Commission ("SEC").

Copies of all of these documents are available upon request without charge by writing to or calling:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

1-800-222-8222

You also may view or obtain these documents from the SEC:

In Person: At the SEC’s Public Reference Room in Washington, D.C.

(duplicating fee required)

By Phone: 1-800-SEC-0330

(duplicating fee required)

By Mail: Public Reference Section

Securities and Exchange Commission

450 5th Street, N.W.

Washington, D.C. 20549

(duplicating fee required)

By Email: publicinfo@sec.gov

By Internet: www.sec.gov

(Information about the Funds may be found under Wells Fargo Funds Trust and Wells Fargo Variable Trust, respectively.)

The principal terms of the proposed sub-advisory agreements are summarized in the proxy statement. Copies of the proposed sub-advisory agreements are available upon request by calling or writing Wells Fargo Funds at the number and address listed above.

Voting Information

   This Proxy is being furnished in connection with the solicitation of proxies by the Boards of Trustees of Wells Fargo Funds to solicit your vote to approve the New Agreements with WCM, at special meetings of shareholders (the "Meetings"). The Meetings will be held on Friday, March 8, 2002, at 10:00 a.m. (Pacific time) for the Funds Trust Funds, and at 10:30 a.m. (Pacific time) for the Variable Trust Fund at the offices of Wells Fargo Funds, Director’s Room, 525 Market Street, 10th Floor, San Francisco, California, 94105.

    Shareholders of record of each Fund who own shares on December 7, 2001 are eligible to vote on the New Agreements.

Variable Trust Voting Information:

   As of the record date, various participating insurance companies, on behalf of their separate accounts, were the primary shareholders of record of the Variable Trust Fund. The insurance companies have advised Variable Trust that they will vote shares of the Fund held by them in accordance with voting instructions received from contract holders for whose accounts the shares are held.

    Contract holders have voting rights in relation to the account value maintained in the participating insurance company sub-accounts. Contract holders do not have voting rights in relation to account value maintained in any fixed allocations or in relation to fixed or adjustable annuity payments. Contract holders give instructions equal to the number of shares represented by the sub-account units attributable to their annuity or policy contract.

    The participating insurance companies have advised Variable Trust that they will vote the shares attributable to assets held in the sub-accounts for which they have not received voting instructions, in the same manner and proportion as the shares for which they have received voting instructions.

General Voting Information:

You may vote in one of four ways.

- Complete and sign the enclosed proxy ballot and mail it to us in the enclosed prepaid return envelope (if mailed in the United States).

- Call the toll-free number printed on your proxy ballot and follow the instructions provided.

- Vote on the internet at www.proxyvote.com and follow the instructions provided.

- You also may vote in person by attending the Special Meeting.

Please note that to vote via the internet or telephone, you will need the "control number" that is printed on your ballot.

    You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the appropriate Fund. You also may give written notice of revocation in person at the meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal, as applicable.

    Only shareholders of record on December 7, 2001 are entitled to vote at the Meetings. Each whole and fractional share of a Fund held as of December 7, 2001 is entitled to a whole or fractional vote. For each Fund, the presence in person or by proxy of one-third of the outstanding shares is required to constitute a quorum. Approval of the New Agreements requires approval by the lesser of (1) 67% or more of the voting shares of the Fund present at the Meeting, provided that holders of more than 50% of such Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Fund’s outstanding voting securities.

    The election inspectors will count your vote at the Meeting, if cast in person or by proxy. The election inspectors will count:

- votes cast "FOR" approval of the proposal to determine whether sufficient affirmative votes have been cast;

- ballots that are returned without a direction the same as votes cast "FOR" the proposal;

- abstentions and broker non-votes of shares (in addition to votes cast) to determine whether a quorum is present at the Meeting. Abstentions and broker non-votes are not counted to determine whether a proposal has been approved.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

    The Boards know of no matters other than the Proposal described in this proxy statement that will be brought before the Meetings. If, however, any other matters properly come before the Meetings, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. In the event that a quorum is not present for a Meeting, or in the event that a quorum is present but sufficient votes to approve any proposed item are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the shares that are represented at a Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any adjournment(s).

    In addition to the solicitation of proxies by mail or expedited delivery service, the Boards of Trustees of Wells Fargo Funds and employees and agents of Funds Management may solicit proxies in person or by telephone. Funds Management will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals.

Outstanding Shares

As of December 7, 2001, each Fund had the following number of shares outstanding:

Funds Trust Fund	Number of Shares Outstanding Per Class	Total Number of Shares Outstanding for Each Fund
Asset Allocation Fund		96,545,612
Class A
	52,158,184
Class B
	40,734,916
Class C
	2,740,618
Institutional Class
	911,894
Index Allocation Fund		7,654,465
Class A
	3,974,484
Class B
	1,146,428
Class C
	2,533,553
Variable Trust Fund	Number of Shares Outstanding
Asset Allocation Fund
Single Class
20,696,867

Principal Shareholders

    The federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Fund or Class of a Fund. To the knowledge of Wells Fargo Funds, the following persons are the only persons who owned of record or beneficially, 5% or more of the outstanding shares of each Fund or Class of a Fund, as of December 7, 2001.

Funds Trust Fund	Name and Address	Class of Shares/ Type of Ownership	% of Share Class	% of Fund
Asset Allocation Fund	MLPF&S For the Sole Benefit of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive, E, FL3 Jacksonville, FL 32246-6484	Class C Record	8.14%	0.23%
	Emjayco Omnibus Account P.O. Box 170910 Milwaukee, WI 53217-0909	Class C Record	7.70%	0.22%
	Emjayco Omnibus Account P.O. Box 170910 Milwaukee, WI 53217-0909	Inst’l Class Record	5.93%	0.06%
	Wells Fargo Bank MN NA FBO Stagecoach Balanced Fund CL I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Inst’l Class Record	75.21%	0.71%
Index Allocation Fund	Stephens Inc. Seed Money Attn: Accounting 111 Center Street Little Rock, AR 72201-4402	Class A Beneficial	7.24%	3.76%
	MLP&S For the Sole Benefit of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr. E FL3 Jacksonville, FL 32246-6484	Class A Record	8.18%	4.25%
	Barona Band of Mission Indians DBA General Account 1095 Barona Road Lakeside, CA 92040-1541	Class A Beneficial	6.66%	3.46%
	MLP&S For the Sole Benefit of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr. E FL3 Jacksonville, FL 32246-6484	Class C Record	20.63%	6.83%
Variable Trust Fund	Name and Address	Type of Ownership	% of Class and Fund
Asset Allocation Fund	American Skandia Life Insurance Co. P.O. Box 883 Shelton, CT 06484-0883	Record	82.38%

    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class or a Fund, or is identified as the holder of record of more than 25% of a class or Fund and has voting and/or investment power, it may be presumed to control such class or Fund.

    In addition, Wells Fargo Bank, N.A., a wholly-owned subsidiary of Wells Fargo & Company, holds certain shares of each Fund, in a trust, agency, custodial, fiduciary or other representative capacity with voting authority. It is estimated that such shares represent less than 5% of the shares of each Fund. Wells Fargo Bank, N.A. intends to pass the voting authority to the plan sponsor or fiduciary, or to hire an independent fiduciary to vote these shares. Such shares, however, may be voted by the proxies for any other matter, including adjournment. As of December 7, 2001, the Officers and Trustees of Funds Trust and Variable Trust, as a group, owned less than 1% of the shares of each respective Fund.

Annual Meetings of Shareholders

    The Wells Fargo Funds do not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act. Any shareholder proposal for a shareholder meeting must be presented to Wells Fargo Funds within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because Wells Fargo Funds does not hold regular shareholder meetings no anticipated date of the next meeting can be provided.

Shareholder Inquiries

    If you have any questions about this matter, please call your trust officer, investment professional, or Wells Fargo Funds Investor Services at 1-800-222-8222. If you have any questions about this proxy or the proposal, you also may call 1-800-290-6424.

PROXY BALLOT

ASSET ALLOCATION FUND INDEX ALLOCATION FUND
OF
WELLS FARGO FUNDS TRUST 525 Market Street San Francisco, California 94105

BY MY SIGNATURE BELOW, I APPOINT MICHAEL J. HOGAN, KARLA M. RABUSCH, DOROTHY A. PETERS AND CHRISTOPHER R. BELLONZI (OFFICERS OF WELLS FARGO FUNDS TRUST (THE "TRUST")) AS MY PROXIES AND ATTORNEYS TO VOTE ALL FUND SHARES OF THE FUND IDENTIFIED BELOW THAT I AM ENTITLED TO VOTE AT THE SPECIAL MEETINGS OF SHAREHOLDERS OF WELLS FARGO FUNDS TRUST TO BE HELD AT 525 MARKET ST., 10TH FLOOR, SAN FRANCISCO, CALIFORNIA on Friday, MARCH 8, 2002, AND AT ANY ADJOURNMENTS OF THE MEETINGS. THE PROXIES SHALL HAVE ALL THE POWERS THAT I WOULD POSSESS IF PRESENT. I HEREBY REVOKE ANY PRIOR PROXY, AND RATIFY AND CONFIRM ALL THAT THE PROXIES, OR ANY OF THEM, MAY LAWFULLY DO.  I ACKNOWLEDGE RECEIPT OF THE NOTICE OF SPECIAL SHRARHOLDERS MEETINS AND THE PROXY STATEMENT DATED JANUARY 4, 2002.

THE PROXIES SHALL VOTE MY SHARES ACCORDING TO MY INSTRUCTIONS GIVEN BELOW WITH RESPECT TO THE PROPOSAL. IF I DO NOT PROVIDE AN INSTRUCTION, I UNDERSTAND THAT THE PROXIES WILL VOTE MY SHARES IN FAVOR OF THE PROPOSAL. THE PROXIES WILL VOTE ON ANY MATTER NOT DESCRIBED IN THE PROXY STATEMENT, INCLUDING ADJOURNMENT, THAT MAY ARISE IN THE MEETINGS ACCORDING TO THEIR BEST JUDGEMENT.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX:

1. To approve a new investment sub-advisory agreement with Wells Capital Management Incorporated.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

Name of Fund	Signature of Shareholder
No. of Shares	Signature of Shareholder
Control No.	Date

NOTE: PLEASE MAKE SURE THAT YOU COMPLETE, SIGN AND DATE YOUR PROXY BALLOT. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR ACCOUNT. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. EACH JOINT OWNER SHOULD SIGN PERSONALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER.

FOR YOUR CONVENIENCE, YOU MAY VOTE BY RETURNING THE PROXY BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU ALSO MAY VOTE BY CALLING 1-800-690-6903, OR BY INTERNET BY GOING TO WWW.PROXYVOTE.COM AND FOLLOWING THE INSTRUCTIONS. tO VOTE BY TELEPHONE OR INTERNET, YOU WILL NEED THE CONTROL NUMBER PRINTED ABOVE ON THIS BALLOT CARD.

EXHIBIT A

FEE TABLES

    These tables describe the fees and expenses that you pay if you buy and hold shares of each Fund. The examples are intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds.

Wells Fargo Funds Trust

Class A	Current Fees As Of 2/1/02 For Asset Allocation Fund	Fees For Asset Allocation Fund If The Sub-Advisory Proposal Is Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

5.75%

5.75%

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

None(1)

None(1)

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management Fee

0.80%

0.75%

Distribution (Rule 12b-1) Fee

0.00%

0.00%

Other Expenses

0.55% (2)

0.57% (2)

Total Annual Fund Operating Expenses (Gross)

1.35%

1.32%

Waivers

0.20%

0.17%

Net Annual Fund Operating Expenses

1.15% (3)

1.15%(3)

_______________________

1. Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase.

2. Other Expenses include an increase in shareholder servicing fees of 0.15% approved by the Board of Trustees that is effective February 1, 2002, and is independent of the proposed sub-advisor change.

3. The Board of Trustees approved an increase in the Fund’s capped operating expense ratios that is effective February 1, 2002, and is independent of the proposed sub-advisor change. Funds Management has committed through January 31, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown.

EXHIBIT A – FEE TABLES (Continued)
Class B	Current Fees As Of 2/1/02 For Asset Allocation Fund	Fees For Asset Allocation Fund If The Sub-Advisory Proposal Is Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

5.00%

5.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management Fee

0.80%

0.75%

Distribution (Rule 12b-1) Fee

0.75%

0.75%

Other Expenses

0.53%(1)

0.55%(1)

Total Annual Fund Operating Expenses (Gross)

2.08%

2.05%

Waivers

0.18%

0.15%

Net Annual Fund Operating Expenses

1.90%(2)

1.90%(2)

Class C	Current Fees As Of 2/1/02 For Asset Allocation Fund	Fees For Asset Allocation Fund If The Sub-Advisory Proposal Is Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

1.00%

1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management Fee

0.80%

0.75%

Distribution (Rule 12b-1) Fee

0.75%

0.75%

Other Expenses

0.49% (1)

0.51%(1)

Total Annual Fund Operating Expenses (Gross)

2.04%

2.01%

Waivers

0.14%

0.11%

Net Annual Fund Operating Expenses

1.90%(2)

1.90%(2)

_______________________

1. Other Expenses include an increase in shareholder servicing fees of 0.15% approved by the Board of Trustees that is effective February 1, 2002, and is independent of the proposed sub-advisor change.

2. The Board of Trustees approved an increase in the Fund’s capped operating expense ratios that is effective February 1, 2002, and is independent of the proposed sub-advisor change. Funds Management has committed through January 31, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios shown.

EXHIBIT A – FEE TABLES (Continued)

Institutional Class	Current Fees As Of 2/1/02 For Asset Allocation Fund	Fees For Asset Allocation Fund If The Sub-Advisory Proposal Is Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

None

None

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management Fee

0.80%

0.75%

Distribution (Rule 12b-1) Fee

0.00%

0.00%

Other Expenses

0.42%(1)

0.44%(1)

Total Annual Fund Operating Expenses (Gross)

1.22%

1.19%

Waivers

0.27%

0.24%

Net Annual Fund Operating Expenses

0.95%(2)

0.95%(2)

_______________________

1. Other Expenses includes a 0.10% shareholder servicing fee that the Board of Trustees has approved independently of shareholder approval of the new advisory arrangements.

2. The Board of Trustees approved a reduced capped operating expense ratio for this class of shares that is effective February 1, 2002, and is independent of the proposed sub-advisor change. Funds Management has committed until at least January 31, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown.

Example of Expenses:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, that fee waivers are not in effect after the first year, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Class A	Current Expenses For Asset Allocation Fund	Expenses For Asset Allocation Fund If The Sub-Advisory Proposal Is Approved
One Year
	$685	$685
Three Years
	$959	$953
Five Years
	$1,254	$1,242
Ten Years
	$2,089	$2,060

EXHIBIT A – FEE TABLES (Continued)

Class B	Current Expenses For Asset Allocation Fund	Expenses For Asset Allocation Fund If The Sub-Advisory Proposal Is Approved
One Year
	$693	$693
Three Years
	$934	$928
Five Years
	$1,302	$1,290
Ten Years
	$2,121	$2,092
Class C	Current Expenses For Asset Allocation Fund	Expenses For Asset Allocation Fund If The Sub-Advisory Proposal Is Approved
One Year
	$293	$293
Three Years
	$626	$620
Five Years
	$1,085	$1,073
Ten Years
	$2,358	$2,329
Institutional Class	Current Expenses For Asset Allocation Fund	Expenses For Asset Allocation Fund If The Sub-Advisory Proposal Is Approved
One Year
	$97	$97
Three Years
	$360	$354
Five Years
	$644	$631
Ten Years
	$1,453	$1,422

EXHIBIT A – FEE TABLES (Continued)

Class A	Current Fees As Of 2/1/02 For Index Allocation Fund	Fees For Index Allocation Fund If The Sub-Advisory Proposal Is Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

5.75%

5.75%

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

None(1)

None(1)

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management Fee

0.80%

0.75%

Distribution (Rule 12b-1) Fee

0.00%

0.00%

Other Expenses

0.50%

0.52%

Total Annual Fund Operating Expenses (Gross)

1.30%

1.27%

Waivers

0.00%

0.00%

Net Annual Fund Operating Expenses

1.30%(2)

1.30%(2)

_______________________

1. Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase.

2. Funds Management has committed through January 31, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. If the gross operating expense ratio is lower than the committed maximum net operating expense ratio, the class will operate at the lower gross operating expense ratio.

EXHIBIT A – FEE TABLES (Continued)

Class B	Current Fees As Of 2/1/02 For Index Allocation Fund	Fees For Index allocation Fund If The Sub-Advisory Proposal Is Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

5.00%

5.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management Fee

0.80%

0.75%

Distribution (Rule 12b-1) Fee

0.75%

0.75%

Other Expenses

0.60%

0.62%

Total Annual Fund Operating Expenses (Gross)

2.15%

2.12%

Waivers

0.10%

0.07%

Net Annual Fund Operating Expenses

2.05%(1)

2.05%(1)

Class C	Current Fees As Of 2/1/02 For Index Allocation Fund	Fees For Index allocation Fund If The Sub-Advisory Proposal Is Approved
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

1.00%

1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management Fee

0.80%

0.75%

Distribution (Rule 12b-1) Fee

0.75%

0.75%

Other Expenses

0.50%

0.52%

Total Annual Fund Operating Expenses (Gross)

2.05%

2.02%

Waivers

0.00%

0.00%

Net Annual Fund Operating Expenses

2.05%(1)

2.05%(1)

_______________________

1. Funds Management has committed through January 31, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios shown. If the gross operating expense ratio is lower than the committed maximum net operating expense ratio, the class will operate at the lower gross operating expense ratio.

EXHIBIT A – FEE TABLES (Continued)

Example of Expenses:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, that fee waivers are not in effect after the first year, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Class A	Current Expenses For Index Allocation Fund	Expenses For Index Allocation Fund If The Sub-Advisory Proposal Is Approved
One Year
	$700	$697
Three Years
	$963	$955
Five Years
	$1,247	$1,232
Ten Years
	$2,053	$2,021
Class B	Current Expenses For Index Allocation Fund	Expenses For Index Allocation Fund If The Sub-Advisory Proposal Is Approved
One Year
	$708	$708
Three Years
	$963	$957
Five Years
	$1,345	$1,333
Ten Years
	$2,157	$2,127
Class C	Current Expenses For Index Allocation Fund	Expenses For Index Allocation Fund If The Sub-Advisory Proposal Is Approved
One Year
	$308	$305
Three Years
	$643	$634
Five Years
	$1,103	$1,088
Ten Years
	$2,379	$2,348

EXHIBIT A – FEE TABLES (Continued)

Wells Fargo Variable Trust

Single Class	Current fees for Asset Allocation fund (1)	Fees For Asset Allocation Fund If The Sub-Advisory Proposal Is Approved (1)
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)

None

None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the NAV on the date of original purchase or the NAV on the date of the redemption)

None

None

Account Maintenance Fees

None

None

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average net assets)
Management Fee

0.55%

0.55%

Distribution (Rule 12b-1) Fee

0.25%

0.25%

Other Expenses

0.29%

0.31%

Total Annual Fund Operating Expenses (Gross)

1.09%

1.11%

Waivers

0.09%

0.11%

Net Annual Fund Operating Expenses

1.00%(2)

1.00%(2)

_______________________

1. Does not reflect separate account expenses, including any applicable sales charges.

2. Funds Management has committed through April 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown.

EXHIBIT A – FEE TABLES (Continued)

Example of Expenses:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, that fee waivers are not in effect after the first year, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

Single Class	Current Expenses For Asset Allocation Fund	Expenses For Asset Allocation Fund If The Sub-Advisory Proposal Is Approved
One Year
	$111	$113
Three Years
	$347	$353
Five Years
	$601	$612
Ten Years
	$1,329	$1,352

EXHIBIT B

Additional Information Regarding WCM

     WCM was originally formed as an operating division of Wells Fargo Bank, N.A. in 1986, and was established as a wholly-owned investment adviser subsidiary in 1997. WCM is located at 525 Market Street, 10th Floor, San Francisco, CA 94105.

    The owners and principal executive officers of WCM are listed below. Unless otherwise indicated, the address for each is 525 Market Street, 10th Floor, San Francisco, CA 94105. No officers or trustees of the Wells Fargo Funds are officers, directors, employees, shareholders or general partners of WCM.

Name and Address	Position at WCM	Principal Occupation(s)
Robert W. Bissell	President	Same as position at WCM
J. Mari Casas	Executive Vice President, Chief Information Officer	Same as position at WCM
N. Graham Allen	Executive Vice President, Chief Fixed-Income Officer	Same as position at WCM
Thomas A. Harrison	Executive Vice President, National Consultant, Marketing	Same as position at WCM
Amru A. Khan	Executive Vice President, Sales and Marketing	Same as position at WCM
David O’Keefe	Chief Financial Officer	Same as position at WCM
Thomas M. O’Malley	Executive Vice President, Short Duration/Liquidity Management	Same as position at WCM
James W. Paulsen	Executive Vice President, Chief Investment Officer	Same as position at WCM
David D. Sylvester	Executive Vice President, Liquidity Management Services	Same as position at WCM
Monica W. Poon	Chief Compliance Officer	Same as position at WCM
David A. Hoyt	Executive Vice President	Group Head Wholesale Banking/Insurance Services, Wells Fargo Bank, N.A.
William L. Timoney	Executive Vice President, Client Services	Same as position at WCM
Wells Fargo Bank, N.A. 420 Montgomery Street San Francisco, CA 94163	Direct Parent Company Controlling Owner	N/A
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	Ultimate Parent Company Controlling Owner	N/A

    The chart below lists certain required information about similar funds advised or sub-advised by WCM. WCM did not waive or otherwise reduce the compensation to which it was entitled for providing investment sub-advisory services to the Funds.
Name of Fund	Asset Size as of November 30, 2001	Current Advisory Fee Based on Average Daily Net Assets
Aggressive Balanced-Equity Fund	$88,284,668	0.05%
Growth Balanced Fund	$1,346,795,642	0.05%
Moderate Balanced Fund	$538,847,394	0.05%
Strategic Income Fund	$307,054,798	0.05%
WealthBuilder Growth Balanced Portfolio	$97,549,030	0.05%

EXHIBIT C

Additional Information Regarding BGFA

    BGFA serves as the sub-adviser to the Funds Trust Funds pursuant to an agreement which is dated March 1, 2001, as amended May 8, 2001, and that is based on an agreement dated November 8, 1999 that was approved by the sole shareholder of each Fund on October 29, 1999. BGFA serves as the sub-adviser to the Variable Trust Fund pursuant to an agreement which is dated March 1, 2001, that is based on an agreement dated November 8, 1999, and that was approved by the sole shareholder of the Fund on September 15, 1999 (together with the Funds Trust agreement, the "Current Agreements"). The fee rates as approved by the Boards and the sole shareholders are as follows for each Fund: 0.15% of the first $900 million in assets, and 0.10% of all assets above $900 million, all as a percentage of average net assets on an annual basis. The Current Agreements were approved by the Boards, including a majority of the non-interested Trustees, most recently at regular in-person meetings held on August 7, 2001.

    The aggregate amount of sub-advisory fees paid to BGFA for services rendered to the Funds for their most recently completed fiscal year is shown in the chart below. During the same period, no commissions on portfolio transactions were paid to any affiliated brokers.

Funds Trust Fund (Fiscal Year Ended September 30, 2001)	BGFA Sub-Advisory Fees Paid
Asset Allocation Fund	$2,243,868.83
Index Allocation Fund	$241,539.11

Variable Trust Fund (Fiscal Year Ended December 31, 2000)	BGFA Sub-Advisory Fees Paid
Asset Allocation Fund	$384,604.86